UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  ☒                            Filed by a party other than the registrant  ☐

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☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement.

☒	Definitive additional materials.

☐	Soliciting material pursuant to Section 240.14a-12

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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90 Pitts Bay Road

Pembroke HM 08, Bermuda

ADDITIONAL INFORMATION REGARDING THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2021

The following Notice of Change of Location relates to the proxy statement of Argo Group International Holdings, Ltd. (the “Company”), dated March 25, 2021, furnished to the shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual General Meeting to be held on May 6, 2021. This supplement is being filed with the Securities and Exchange Commission and is being made available to the shareholders on or about April 20, 2021.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 6, 2021

To the Shareholders of Argo Group International Holdings, Ltd.:

Due to the recent increase in COVID-19 infection rates in Bermuda, on April 11, 2021, the Bermuda government issued a mandatory stay-at-home order. Due to this development, and in order to provide expanded access, improved communication and cost savings, Argo Group International Holdings, Ltd. (the “Company”) will not hold its 2021 Annual General Meeting in Bermuda and will instead be holding its Annual General Meeting in a virtual format only.

NOTICE IS HEREBY GIVEN that the location of the 2021 Annual General Meeting has been changed. The Annual General Meeting will be held on Thursday, May 6, 2021 at noon local Bermuda time (11:00 a.m. Eastern Time) in a virtual meeting format only at www.virtualshareholdermeeting.com/ARGO2021. There is no in-person meeting for you to attend.

As described in the proxy materials for the Annual General Meeting previously distributed, you are entitled to participate in the Annual General Meeting if you were a shareholder as of the close of business on March 15, 2021, the record date.

You will be able to attend the Annual General Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ARGO2021. Such questions must be confined to matters properly before the Annual General Meeting and of general Company concern. Additional information regarding the question and answer session will be provided in the meeting rules of conduct available on the meeting website.

You will also be able to vote your shares electronically at the Annual General Meeting. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

The meeting will begin promptly at noon local Bermuda time (11:00 a.m. Eastern Time). We encourage you to access the meeting prior to the start time. Online access will open at 11:45 a.m. local Bermuda time (10:45 a.m. Eastern Time), and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording of the meeting will be available for one year following the meeting at www.virtualshareholdermeeting.com/ARGO2021.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page www.virtualshareholdermeeting.com/ARGO2021.

Please note that under our Amended and Restated Bye-Laws, all proxies must be received not less than 48 hours prior to the time of the commencement of the Annual General Meeting. Your proxy must be received by noon local Bermuda time (11:00 a.m. Eastern Time) on May 4, 2021. As noted above, you may also vote your shares electronically at the Annual General Meeting.

Whether or not you plan to attend the Annual General Meeting, we urge you to vote and submit your proxy as promptly as possible by one of the methods described in the proxy materials for the Annual General Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual General Meeting.

By Order of the Board of Directors

Craig S. Comeaux

Secretary

April 20, 2021

The Annual General Meeting on May 6, 2021 at noon local Bermuda time (11:00 a.m. Eastern Time) will be accessible at www.virtualshareholdermeeting.com/ARGO2021. The Company has posted copies of its Annual Report on Form 10-K for the fiscal year 2020 and proxy materials for the Annual General Meeting at https://materials.proxyvote.com/G0464B. A paper copy of the Company’s Annual Report on Form 10-K for the fiscal year 2020, excluding exhibits, may be obtained by shareholders without charge by request to Investor Relations, 90 Pitts Bay Road Pembroke, HM 08, Bermuda or by calling 441-296-5858.

Argo Group Announces that 2021 Annual General Meeting Will be Held in Virtual Format

HAMILTON, Bermuda (April 20, 2021) – Argo Group International Holdings, Ltd. (NYSE: ARGO) (“Argo” or the “Company”) today announced that, due to the recent increase in COVID-19 infection rates in Bermuda, and the resulting mandatory stay-at-home order from the Bermuda government, the Company will not hold its 2021 Annual General Meeting in Bermuda and will instead be holding it in a virtual format only.

The Annual General Meeting will be held on Thursday, May 6, 2021 at noon local Bermuda time (11:00 a.m. Eastern Time) in a virtual meeting format only at www.virtualshareholdermeeting.com/ARGO2021. As described in the proxy materials for the Annual General Meeting previously distributed, shareholders as of the close of business on March 15, 2021, the record date, are entitled to participate in the Annual General Meeting. To participate, shareholders will need the 16-digit control number included in the proxy materials delivered to such shareholder.

A notice regarding the change of location of the Annual General Meeting (the “Notice”) is being filed with the Securities and Exchange Commission together with this press release. Additional information regarding the Annual General Meeting, shareholder participation and voting is provided in the Notice.

ABOUT ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

Argo Group International Holdings, Ltd. (NYSE: ARGO), is an underwriter of specialty insurance products in the property and casualty market. Argo offers a full line of products and services designed to meet the unique coverage and claims-handling needs of businesses in two primary segments: U.S. Operations and International Operations. Argo and its insurance subsidiaries are rated ‘A-’ by Standard and Poor’s. Argo’s insurance subsidiaries are rated ‘A-’ by A.M. Best. More information on Argo and its subsidiaries is available at www.argolimited.com.

Contact:

Brett Shirreffs	David Snowden
Head of Investor Relations	Senior Vice President, Group Communications
212.607.8830	210.321.2104
brett.shirreffs@argogroupus.com	david.snowden@argogroupus.com